Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

X
In re:	:	Chapter 11
:
BLOCKBUSTER INC., et al. [1]	:	Case No: 10-14997
:
Debtors.	:	Jointly Administered
X

Monthly Operating Report For the Period

From April 4, 2011 to May 1, 2011

DEBTORS’ ADDRESS:	1201 Elm Street
Dallas, Texas 75270
Telephone: (214) 854-3000
Facsimile: (214) 854-4848

DEBTORS’ ATTORNEYS:	Stephen Karotkin
WEIL, GOTSHAL & MANGES LLP
767 Fifth Avenue
New York, New York 10153
Telephone: (212) 310-8800
Facsimile: (212) 310-8007
-and-
Martin A. Sosland (admitted pro hac vice)
WEIL, GOTSHAL & MANGES LLP
200 Crescent Court, Suite 300
Dallas, Texas 75201
Telephone: (214) 746-7700
Facsimile: (214) 746-7700

This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these chapter 11 cases and is in a format acceptable to the United States Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Bruce Lewis	5/31/2011
Bruce Lewis Senior Vice President and Controller Blockbuster Inc.

[1]

The Debtors, together with the last four digits of each Debtor’s federal tax identification number, are Blockbuster Inc. (5102); Blockbuster Canada Inc. (1269); Blockbuster Digital Technologies Inc. (9222); Blockbuster Distribution, Inc. (0610); Blockbuster Gift Card, Inc. (1855); Blockbuster Global Services Inc. (3019); Blockbuster International Spain Inc. (7615); Blockbuster Investments LLC (6313); Blockbuster Procurement LP (2546); Blockbuster Video Italy, Inc (5068); Movielink, LLC (5575); Trading Zone Inc. (8588); and B2 LLC (5219).

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	4/4/2011 to 5/1/2011

		Federal Tax I.D. #	52-1655102

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Post-petition Debts	MOR-4	x
Listing of Aged Accounts Payable			x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Taxes Reconciliation and Aging	MOR-5	x
Payments to Insiders and Professionals	MOR-6	x
Post Petition Status of Secured Notes, Leases Payable	MOR-6	x
Debtor Questionnaire	MOR-7	x

FORM MOR

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	4/4/2011 to 5/1/2011

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

(in millions)

	4 weeks ended 5/1/2011	For the Period 1/3/2011-5/1/2011
Cash flows from operating activities:
Net income (loss)	$(78.2)	$(192.8)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and intangible amortization	(2.8)	39.4
Rental library purchases	(6.9)	(66.7)
Rental library amortization	24.4	113.3
Loss on sale/disposal of store operations	—	—
Impairment of long-lived assets	—	0.6
Non-cash share-based compensation	—	—
Gain on sale of store operations	—	—
Deferred taxes and other	(2.0)	2.1
Changes in operating assets and liabilities:
Change in receivables	4.1	13.1
Change in merchandise inventories	4.8	44.2
Change in prepaid and other assets	23.2	27.8
Change in accounts payable	17.5	10.4
Change in accrued expenses and other liabilities	21.9	24.9

Net cash provided by (used in) operating activities	6.0	16.3

Cash flows from investing activities:
Capital expenditures	(0.9)	(5.1)
Change in restricted cash	0.7	0.8
Proceeds from sale of store operations	—	—
Other investing activities	1.0	3.4

Net cash provided by (used in) investing activities	0.8	(0.9)

Cash flows from sale of assets to DISH Network:
Loss on Sale	(581.9)	(581.9)
Change in rental library on sale	143.4	143.4
Change in merchandise inventories on sale	56.2	56.2
Change in receivables on sale	53.3	53.3
Change in prepaid and other assets on sale	382.2	382.2
Change in fixed assets on sale	87.2	87.2
Change in restricted cash on sale	(20.0)	(20.0)

Net cash provided by sale to Dish Network	120.4	120.4

Cash flows from financing activities:
Proceeds from DIP Financing	—	—
Repayments on DIP Financing	—	—
Repayments on senior secured notes	—	—
Debt financing costs	—	—
Capital lease payments	(0.1)	(0.8)

Net cash provided by (used in) financing activities	(0.1)	(0.8)

Effect of exchange rate changes on cash	—	—

Net (decrease) increase in cash and cash equivalents	127.1	135.0
Cash and cash equivalents at beginning of period	74.1	66.2

Cash and cash equivalents at end of period	$201.2	$201.2

FORM MOR-1

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	4/4/2011 to 5/1/2011

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

GL#	Bank Name	Bank Balance	Deposits & Transfers in Transit	O/S, Bank Service Charges, Adjustments to GL	Other Reconciling Items	GL Balance
Cash	Bank of America	$201,177,327	$—	$—	$—	$201,177,327

Total Cash & Cash Equivalents		$201,177,327	$—	$—	$—	$201,177,327

After the sale of substanitally all of the Debtors’ assets to DISH Network on April 26, 2011, the Debtors have one remaining bank account.

FORM MOR-1 (CONT.)

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	4/4/2011 to 5/1/2011

STATEMENT OF OPERATIONS (Income Statement)

(in millions)

	4 weeks ended 5/1/2011	For the Period 1/3/2011-5/1/2011
Revenues:
Base rental revenues	$45.5	$303.5
Previously rented product (“PRP”) revenues	15.3	140.2

Total rental revenues	60.8	443.7
Merchandise sales	8.2	63.0
Other revenues	2.5	12.6

Total Revenue	71.5	519.3

Cost of sales:
Cost of rental revenues	27.7	175.9
Cost of merchandise sold	7.1	68.7

Total cost of sales	34.8	244.6

Gross profit	36.7	274.7

Operating expenses:
General and administrative	151.3	452.3
Advertising	0.5	5.5
Depreciation and intangible amortization	(2.8)	39.4
Impairment of goodwill and other long-lived assets	—	0.6

Total Operating Expenses	149.0	497.8

Operating income (loss)	(112.3)	(223.1)
Interest expense	0.1	0.6
Interest income	(0.1)	(0.1)
Other items, net	0.2	(1.4)

Income (loss) from continuing operations before reorganization items and income taxes	(112.1)	(224.0)
Reorganization items, net (income)/loss	(39.1)	(46.9)
(Benefit)/provision for income taxes	0.2	1.0
Equity in (income)/loss of non-debtor subsidiaries	4.9	14.7

Income (loss) from continuing operations	(78.1)	(192.8)
(Loss) from sale of assets to DISH Network	(581.9)	(581.9)
Income (loss) from discontinued operations, net of tax	(0.1)	—

Net income (loss)	(660.1)	(774.7)
Preferred stock dividends	—	—

Net income (loss) applicable to common stockholders	$(660.1)	$(774.7)

FORM MOR-2

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	4/4/2011 to 5/1/2011

BALANCE SHEET

(in millions)

As of 5/1/2011
Assets
Current assets:
Cash and cash equivalents	$201.2
Receivables, less allowances	—
Receivables from non-debtor subsidiaries	—
Merchandise inventories	—
Rental library, net	—
Prepaid and other current assets	—

Total current assets	201.2
Property and equipment, net	—
Deferred income taxes	69.0
Investment in non-debtor subsidiaries	—
Intangibles, net	—
Restricted cash	53.5
Other assets	—

Total Assets	$323.7

Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable	$153.9
Accrued expenses	145.0
Debtor-in-possession loan	—
Deferred income taxes	69.0

Total current liabilities	367.9
Other liabilities	9.2

Total Liabilities before LSTC	377.1
Liabilities subject to compromise	1,247.6

Total Liabilities	1,624.7

Total stockholders’ equity (deficit)	(1,301.0)

Total Liabilities and Stockholders’ Equity (Deficit)	$323.7

FORM MOR-3

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	4/4/2011 to 5/1/2011

STATUS OF POST-PETITION TAXES

Federal	Beginning Tax	Amount Withheld and/or Accrued	Amount Paid	Ending Tax
Withholding	$2,020,552	$2,574,893	$(4,608,986)	$(13,542)
FICA-Employee	783,815	921,493	(1,705,308)	—
FICA-Employer	421,976	1,252,339	(1,690,029)	(15,713)
Unemployment	656,173	50,201	(597,241)	109,133
Income	—	—	—	—
Other:	—	—	—

Total Federal Taxes	3,882,516	4,798,926	(8,601,564)	79,878

State and Local
Withholding	453,700	529,512	(900,011)	83,201
Sales	7,039,623	4,534,281	(8,303,975)	3,269,929
Excise	—	—	—
Unemployment	3,009,892	260,405	(2,694,764)	575,532
Real Property[1,2]	38,231	16,748	—	54,979
Personal Property[2]	2,561,115	326,798	(186,386)	2,701,526
Other: Income/Franchise[3]	2,222,236	146,384	(48,140)	2,320,480

Total State and Local	15,324,797	5,814,128	(12,133,277)	9,005,648

Total Taxes	$19,207,312	$10,613,054	$(20,734,841)	$9,085,525

SUMMARY OF UNPAID POST-PETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
DESCRIPTION	Current	0-30	31-60	61-90	Over 91	Total
AP - Product	$34,725,736	$21,853,771	$11,173,824	$33,107,656	$498,256	$101,359,244
AP - Legal & Professional Fees	3,076,653	2,285,995	342,471	223,688	320,161	6,248,968
AP - Other	5,227,828	6,497,063	4,649,936	321,211	7,161	16,703,198

TOTAL POST-PETITION DEBTS[4]	$43,030,218	$30,636,828	$16,166,230	$33,652,556	$825,578	$124,311,410

Explain how and when the Debtor intends to pay any past due post-petition debts.

Past due product amounts pending accommodation agreements. Past due legal amounts pending other requirements.

Other past due amounts reflect normal processing lag time, vendors not submitting invoices in a timely manner and certain contracts under negotiation.

Past due Other amounts pending claim neutrality analysis.

Items delayed by processing lag are normally paid within 60 days.

Past due credits reflect payments in advance and product return credits.

1 -	Blockbuster leases the substantial majority of its stores. Accordingly, real property taxes paid pursuant to such lease obligations are not reported herein as such payments are captured within leases payable.
2 -	The Real Property and Personal Property taxes are considered “postpetition” based off of when the payment is assessed by the taxing authority.
3 -	Although Franchise/Income taxes are “incurred” on an accrual basis, we have included prepetition accruals since the payments for these taxes will be based on the entire year.
4 -	Variance to total accounts payable on Balance Sheet is due to pre-petition balances that are not subject to compromise and have been approved for payment by order of the Bankruptcy Court or relate to various accounts payable accrual amounts that are not aged.
5 -	Due to the voluminous nature of the request for the Debtors’ listing of aged accounts, a summary has been provided.
6 -	Due to the voluminous nature of this request, the Debtors have not included copies of Form 6123 and tax returns filed during this period.

FORM MOR-4

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	4/4/2011 to 5/1/2011

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$26,351,205
Plus: Amounts billed during the period	(1,281,599)
Less: Amounts collected during the period	814,162
Less: Amounts written off during the period	(1,879,680)
Less: Amounts reserved during the period	(1,737,633)
Change in store accounts receivable, net	(15,623)
Accounts Receivables sold to DISH Network	(22,250,833)

Total Accounts Receivable at the end of the reporting period	$—

Accounts Receivable Aging	4/25/2011
0 - 30 days old	$—
31 - 60 days old	—
61 - 90 days old	—
91 - 120 days old	—
121+ days old	—
Total Aged Accounts Receivable	—
Store Accounts Receivable	—
Total Accounts Receivable	—
Less: Bad Debts (Amount considered uncollectible)	—

Net Accounts Receivable***	$—

TAXES RECONCILIATION AND AGING

Taxes Payable	Current	1-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal	$(79,878)					$(79,878)
State and Local	(9,005,648)					(9,005,648)
Other	—

Total Taxes Payable	$(9,085,525)					$(9,085,525)

FORM MOR-5

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	4/4/2011 to 5/1/2011

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
(1) NONE
TOTAL PAYMENTS TO INSIDERS

(1)	No payments other than ordinary wages and benefits occurred during the reporting period.

PROFESSIONALS

NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID 04/03/2011 - 04/25/2011	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
SIDLEY AUSTIN LLP (1)	9/27/2010	$3,621,930	$—	$2,909,389	$712,541
JEFFERIES & COMPANY INC (1)	9/27/2010	956,496	—	830,048	126,448
ALVAREZ & MARSAL NORTH
AMERICA LLC (3)	10/27/2010	2,329,714	428,927	2,329,714	—
ROTHSCHILD INC (3)	11/2/2010	927,396	104,680	554,524	372,871
KURTZMAN CARSON CONSULTANTS
LLC (3)	9/23/2010	3,214,365	148,380	3,214,365	—
DJM ASSET MANAGEMENT LLC (3)	11/23/2010	150,000	—	150,000	—
RETAIL REGROUP INC (3)	11/23/2010	150,000	—	150,000	—
DELOITTE TAX LLP (3)	11/9/2010	565,181	104,882	435,608	129,573
SKADDEN ARPS SLATE MEAGHER &
FLOM LLP (1)	9/27/2010	211,440	11,640	201,543	9,897
KORN/FERRY INTERNATIONAL (3)	11/10/2010	161,056	—	142,132	18,924
COOLEY GODWARD KRONISH LLP (2)	11/23/2010	2,115,397	—	1,506,432	608,965
FTI CONSULTING (2)	12/2/2010	818,192	100,823	534,838	283,353
BLOODWORTH CARROLL &
BANOWSKY PC (3)	11/23/2010	164,395	47,516	114,516	49,879
RAY & GLICK LTD. (3)	11/23/2010	959,250	238,000	471,000	488,250
CHAIKEN LEGAL GROUP PC (3)	11/23/2010	353,664	44,704	233,924	119,740
SHEPPARD MULLIN (1)	9/27/2010	500,385	—	327,327	173,058
WEIL GOTSHAL (3)	10/27/2010	3,180,844	—	2,565,089	615,754
PRICEWATERHOUSE COOPERS (3)	2/8/2011	1,636,028	169,213	1,311,887	324,141
DELOITTE FINANCIAL ADVISORY (3)	2/8/2011	360,866	—	288,837	72,030
ERNST & YOUNG (3)	4/4/2011	416,514	—	—	416,514

TOTAL PAYMENTS TO PROFESSIONALS		$22,793,112	$1,398,765	$18,271,173	$4,521,939

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
(1)	Fees paid pursuant to the DIP Financing Order for professionals of the DIP lenders and DIP Agent.
(2)	Fees for professionals retained to represent Unsecured Creditors’ Committee
(3)	Fees for professionals retained to represent Blockbuster Inc.

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE

AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH	TOTAL UNPAID POST-PETITION
DIP Financing	$—	$—	$—
DIP Interest		—	—
Leases Payable	1,121,414	444,010	678,374
Adequate Assurance Payments - Utilities	—	—	—
Adequate Assurance Payments - Insurance	—	—	—

TOTAL PAYMENTS		$444,010

FORM MOR-6

In re	BLOCKBUSTER INC., et al.	Case No.	10-14997
	Debtor	Reporting Period:	4/4/2011 to 5/1/2011

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?	X

2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X

3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X

4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?	X

5	Is the Debtor delinquent in paying any insurance premium payment?		X

6	Have any payments been made on pre-petition liabilities this reporting period?	X

7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X

8	Are any post petition payroll taxes past due?		X

9	Are any post petition State or Federal income taxes past due?		X

10	Are any post petition real estate taxes past due?		X

11	Are any other post petition taxes past due?		X

12	Have any pre-petition taxes been paid during this reporting period?	X

13	Are any amounts owed to post petition creditors delinquent?	X

14	Are any wage payments past due?		X

15	Have any post petition loans been received by the Debtor from any party?		X

16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X

17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?	X

18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

1	Substantially all of the Debtors’ assets were sold to DISH Network on 4/26/11
4	On April 26, 2011, the Debtors had only one employee and were no longer required to maintain workers compensation insurance.
6	Pre-petition amounts have been paid under respective Court orders.
12	Pre-petition taxes have been paid under the Final Order Pursuant to 11 U.S.C. §§ 105(a), 363(b), 507(a)(8), and 541 and Fed R. Bank. P.6003 and 6004 Authorizing Debtors to Pay Prepetition Taxes and Assessments [Docket No. 355].
13	Past due amounts reflect normal processing lag time, vendors not submitting invoices in a timely manner, certain contracts under negotiation, and Pre-Sale Period Administrative Claims (as defined in the Order Pursuant to 11 U.S.C. §§ 105, 363, 364, 365 and 503 and Fed. R. Banker. P. 2002, 4001, 6004, 6006, 9008, 9014, and 9019 Approving (A) Bid Procedures, (B) Stalking Horse Expense Reimbursement, (C) Notice of Sale, Auction and Sale Hearing, (D) Assumption Procedures and Related Notices, (E) Incurrence of Sale-Related Administrative Priority Claims, and (F) Imposition of an Administrative Stay [Doc. No. 1223]). Items delayed by processing lag are normally paid within 60 days.
17	As of May 11, 2011, the Debtors were reviewing bills and fees from certain professionals due prior to that date. The firms are current as of May 11, 2011.

FORM MOR-7